UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported, on March 17, 2023, SVB Financial Group (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case is administered under the caption In re SVB Financial Group, Case No: 23-10367 (the “Chapter 11 Case”). The Company is continuing to operate its remaining businesses, including SVB Capital, its investment advisory business which sponsors and advises private venture capital and credit funds, as a debtor in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 26, 2024, the Company filed its initial Debtor’s Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Proposed Plan”) with the Bankruptcy Court. The Proposed Plan describes, among other things, the treatment of classes of claims and interests, the creation of a liquidating trust and the formation of a reorganized holding company, the mechanics of distributions under the Proposed Plan, the effect of confirmation of the Proposed Plan and conditions to effectiveness thereto, and certain other aspects of the proposed restructuring (the “Restructuring”).

The filing of the Proposed Plan as of January 26, 2024 preserves the period of time during which only the Company may solicit acceptances of a plan of reorganization such that no other party may file and solicit a competing plan until after the Company’s exclusive solicitation period ends on March 26, 2024, unless further extended. The Bankruptcy Court has agreed to schedule a hearing on approval of a disclosure statement for March 13, 2024. The Company has requested the other necessary parties to the restructuring support agreement, filed with the Bankruptcy Court on January 9, 2024 and previously reported on the Company’s Current Report on Form 8-K dated January 10, 2024 (the “Restructuring Support Agreement”), to agree to extend certain milestones in the Restructuring Support Agreement such that the Company shall file a disclosure statement relating to the Proposed Plan by no later than February 7, 2024.

Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the Proposed Plan, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Company will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Proposed Plan. Accordingly, neither the Company’s filing of the Proposed Plan, nor the Company’s filing of this Current Report on Form 8-K (the “Form 8-K”) is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court.

The Proposed Plan and other documents filed on the docket of and other information related to the Chapter 11 Case are available free of charge online at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

A copy of the Proposed Plan is attached as Exhibit 99.1 to this Form 8-K. The foregoing description of the Proposed Plan is a summary only and is qualified in its entirety by reference to the full text of the Proposed Plan.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Various statements in this Form 8-K, the Proposed Plan and documents referred to herein or therein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Case, including but not limited to, the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the duration of the Chapter 11 Case, the Company’s ability to successfully implement a restructuring plan, risks associated with third-party motions in the Chapter 11 Case, risks related to the trading of the Company’s securities on the OTC Pink Market, the risk that the Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Debtor’s Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 26, 2024, filed with the United States Bankruptcy Court for the Southern District of New York

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: January 29, 2024	By:	/s/ Nicholas Grossi
	Name:	Nicholas Grossi
	Title:	Interim Chief Financial Officer